                      Janus
Consultant I          Flexible
                      Income

                                       From                 02-Jan-94
                                       to                   31-Dec-97

                                       # of years         3.994524298

                            $ Value     Unit Value      # Units            End Value
Initial Deposit  02-Jan-94     1000           9.96        100.4016064
                 31-Dec-94                9.746321                  0
                 31-Dec-95               11.907875                  0
                 31-Dec-96               12.825541                  0
                 31-Dec-97               14.139287                  0

Resulting Value  31-Dec-97               14.139287        100.4016064      $1,419.61

                                   Surrender Charge            $60.00
                                   End Surrender Value      $1,359.61
                                   annualized                   7.99%
                                   cumulative                  35.96%

                                   _             _      _        _
                                  |  1359.607129  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized   7.99% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1359.607129  |
                                  |  -----------  |
             Cumulative  35.96% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Janus
Consultant I          Balanced


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units          End Value
Initial Deposit  02-Jan-94     1000          10.65       93.89671362
                 31-Dec-94               10.585009                 0
                 31-Dec-95               13.029464                 0
                 31-Dec-96               14.932149                 0
                 31-Dec-97               17.984695                 0

Resulting Value  31-Dec-97               17.984695       93.89671362     $1,688.70

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,628.70
                                   annualized                 12.99%
                                   cumulative                 62.87%

                                   _             _      _        _
                                  |  1628.703756  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  12.99% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1628.703756  |
                                  |  -----------  |
             Cumulative  62.87% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Janus
Consultant I          Worldwide


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          11.93       83.82229673
                 31-Dec-94               11.909287                 0
                 31-Dec-95               14.962790                 0
                 31-Dec-96               19.044931                 0
                 31-Dec-97               22.948089                 0

Resulting Value  31-Dec-97               22.948089       83.82229673    $1,923.56

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,863.56
                                   annualized                 16.86%
                                   cumulative                 86.36%

                                   _             _      _        _
                                  |  1863.561526  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  16.86% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1863.561526  |
                                  |  -----------  |
             Cumulative  86.36% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Janus
Consultant I          Aggressive
                      Growth

                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value     # Units          End Value
Initial Deposit  02-Jan-94     1000          11.62       86.05851979
                 31-Dec-94               13.541360                 0
                 31-Dec-95               17.028764                 0
                 31-Dec-96               18.132625                 0
                 31-Dec-97                20.15171                 0

Resulting Value  31-Dec-97                20.15171       86.05851979    $1,734.23

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,674.23
                                   annualized                 13.77%
                                   cumulative                 67.42%

                                   _             _      _        _
                                  |  1674.226334  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  13.77% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1674.226334  |
                                  |  -----------  |
             Cumulative  67.42% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Janus
Consultant I          Growth


                                        From             02-Jan-94
                                        to               31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          10.31       96.99321048
                 31-Dec-94               10.461921                 0
                 31-Dec-95               13.433430                 0
                 31-Dec-96               15.695842                 0
                 31-Dec-97               19.004492                 0

Resulting Value  31-Dec-97               19.004492       96.99321048    $1,843.31

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,783.31
                                   annualized                 15.58%
                                   cumulative                 78.33%

                                   _             _      _        _
                                  |  1783.306693  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  15.58% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1783.306693  |
                                  |  -----------  |
             Cumulative  78.33% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Scudder Kemper
Consultant I          Bond


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000            7.4       135.1351351
                 31-Dec-94                6.969513                 0
                 31-Dec-95                8.124126                 0
                 31-Dec-96                8.239268                 0
                 31-Dec-97                8.866802                 0

Resulting Value  31-Dec-97                8.866802       135.1351351    $1,198.22

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,138.22
                                   annualized                  3.30%
                                   cumulative                 13.82%

                                   _             _      _        _
                                  |  1138.216486  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized   3.30% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1138.216486  |
                                  |  -----------  |
             Cumulative  13.82% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Scudder Kemper
Consultant I          Balanced


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          10.17       98.32841691
                 31-Dec-94                9.884731                 0
                 31-Dec-95               12.350798                 0
                 31-Dec-96               13.630945                 0
                 31-Dec-97               16.700669                 0

Resulting Value  31-Dec-97               16.700669       98.32841691    $1,642.15

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,582.15
                                   annualized                 12.17%
                                   cumulative                 58.22%

                                   _             _      _        _
                                  |  1582.150344  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  12.17% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1582.150344  |
                                  |  -----------  |
             Cumulative  58.22% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Fidelity
Consultant I          Overseas


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          15.54       64.35006435
                 31-Dec-94               15.534360                 0
                 31-Dec-95               16.806355                 0
                 31-Dec-96               18.768706                 0
                 31-Dec-97               20.653237                 0

Resulting Value  31-Dec-97               20.653237       64.35006435    $1,329.04

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,269.04
                                   annualized                  6.15%
                                   cumulative                 26.90%

                                   _            _      _        _
                                  |  1269.03713  | ^  |    1     |
Formulas                          |  ----------  |    |  ------  |
             Annualized   6.15% = |_    1000    _|    |_  3.99  _| -1


                                   _            _
                                  |  1269.03713  |
                                  |  ----------  |
             Cumulative  26.90% = |_    1000    _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Fidelity
Consultant I          Asset
                      Manager

                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          15.39       64.97725796
                 31-Dec-94               14.285329                 0
                 31-Dec-95               16.480709                 0
                 31-Dec-96               18.630533                 0
                 31-Dec-97               22.172692                 0

Resulting Value  31-Dec-97               22.172692       64.97725796    $1,440.72

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,380.72
                                   annualized                  8.41%
                                   cumulative                 38.07%

                                   _            _      _        _
                                  |    1380.72   | ^  |    1     |
Formulas                          |  ----------  |    |  ------  |
             Annualized   8.41% = |_    1000    _|    |_  3.99  _| -1


                                   _            _
                                  |    1380.72   |
                                  |  ----------  |
             Cumulative  38.07% = |_    1000    _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Fidelity
Consultant I          Equity
                      Income

                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          15.38       65.01950585
                 31-Dec-94               16.307766                 0
                 31-Dec-95               21.731503                 0
                 31-Dec-96               24.497442                 0
                 31-Dec-97               30.957028                 0

Resulting Value  31-Dec-97               30.957028       65.01950585    $2,012.81

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,952.81
                                   annualized                 18.24%
                                   cumulative                 95.28%

                                   _             _      _        _
                                  |  1952.810663  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  18.24% = |_    1000     _|    |_  3.99  _| -1


                                   _             _
                                  |  1952.810663  |
                                  |  -----------  |
             Cumulative  95.28% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Fidelity
Consultant I          Growth


                                        From               02-Jan-94
                                        to                 31-Dec-97

                                        # of years       3.994524298

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  02-Jan-94     1000          22.88       43.70629371
                 31-Dec-94               22.763993                 0
                 31-Dec-95               30.396176                 0
                 31-Dec-96               34.391495                 0
                 31-Dec-97               41.890366                 0

Resulting Value  31-Dec-97               41.890366       43.70629371    $1,830.87

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,770.87
                                   annualized                 15.38%
                                   cumulative                 77.09%

                                   _            _      _        _
                                  |  1770.87264  | ^  |    1     |
Formulas                          |  ----------  |    |  ------  |
             Annualized  15.38% = |_    1000    _|    |_  3.99  _| -1


                                   _            _
                                  |  1770.87264  |
                                  |  ----------  |
             Cumulative  77.09% = |_    1000    _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                       Fidelity
Consultant I           Contrafund


                                        From               01-May-96
                                        to                 31-Dec-97

                                        # of years       1.667351129

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  01-May-96     1000          14.72       67.93478261
                 31-Dec-96               16.409386                 0
                 31-Dec-97               20.094325                 0

Resulting Value  31-Dec-97               20.094325       67.93478261    $1,365.10

                                    Surrender Charge          $60.00
                                    End Surrender Value    $1,295.10
                                    annualized                16.78%
                                    cumulative                29.51%

                                   _             _      _        _
                                  |  1295.103601  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized  16.78% = |_    1000     _|    |_  1.67  _| -1


                                   _             _
                                  |  1295.103601  |
                                  |  -----------  |
             Cumulative  29.51% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Federated
Consultant I          Corporate
                      Bond

                                        From               01-Mar-94
                                        to                 31-Dec-97

                                        # of years       3.835728953

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  01-Mar-94     1000           9.96       100.4016064
                 31-Dec-94                9.491053                 0
                 31-Dec-95               11.270165                 0
                 31-Dec-96               12.707966                 0
                 31-Dec-97               14.269281                 0

Resulting Value  31-Dec-97               14.269281       100.4016064    $1,432.66

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,372.66
                                   annualized                  8.61%
                                   cumulative                 37.27%

                                   _             _      _        _
                                  |  1372.658735  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized   8.61% = |_    1000     _|    |_  3.84  _| -1


                                   _             _
                                  |  1372.658735  |
                                  |  -----------  |
             Cumulative  37.27% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Federated
Consultant I          Utility


                                        From               11-Feb-94
                                        to                 31-Dec-97

                                        # of years       3.885010267

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  11-Feb-94     1000             10               100
                 31-Dec-94                9.549198                 0
                 31-Dec-95               11.697402                 0
                 31-Dec-96                12.87248                 0
                 31-Dec-97               16.079612                 0

Resulting Value  31-Dec-97               16.079612               100    $1,607.96

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,547.96
                                   annualized                 11.91%
                                   cumulative                 54.80%

                                   _           _      _        _
                                  |  1547.9612  | ^  |    1     |
Formulas                          |  ---------  |    |  ------  |
             Annualized  11.91% = |_    1000   _|    |_  3.89  _| -1


                                   _           _
                                  |  1547.9612  |
                                  |  ---------  |
             Cumulative  54.80% = |_    1000   _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.


                      Federated
Consultant I          US Government
                      Bond

                                        From               28-Mar-94
                                        to                 31-Dec-97

                                        # of years       3.761806982

                            $ Value     Unit Value      # Units         End Value
Initial Deposit  28-Mar-94     1000           9.99          100.1001
                 31-Dec-94               10.145244                 0
                 31-Dec-95               10.884990                 0
                 31-Dec-96               11.188088                 0
                 31-Dec-97               11.982961                 0

Resulting Value  31-Dec-97               11.982961       100.1001001    $1,199.50

                                   Surrender Charge           $60.00
                                   End Surrender Value     $1,139.50
                                   annualized                  3.53%
                                   cumulative                 13.95%

                                   _             _      _        _
                                  |  1139.495596  | ^  |    1     |
Formulas                          |  -----------  |    |  ------  |
             Annualized   3.53% = |_    1000     _|    |_  3.76  _| -1


                                   _             _
                                  |  1139.495596  |
                                  |  -----------  |
             Cumulative  13.95% = |_    1000     _| -1

This schedule reflects the actual historical perfomance of the Portfolio since the incecption of the subaccount and the fees and charges under the Contract. For purposes of this Schedule, the portion of the annual administration charge allocable to this subaccount is expressed as an equivalent daily rate.